UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LAFAYETTE SQUARE USA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

175 SW 7th St, Unit 2307
Miami, Florida 33130

April 28, 2026

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Lafayette Square USA, Inc. (the “Company,” “we” or “us”) to be held on June 3, 2026 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i)	To elect two members of the board of directors of the Company (the “Board”) to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified;

(ii)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

(iii)	to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to its shareholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 28, 2026, the Company intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and how to submit proxies over the internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Company believes that providing its proxy materials over the internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Damien Dwin
President, Chief Executive Officer and Director

LAFAYETTE SQUARE USA, INC.

175 SW 7th St, Unit 2307
Miami, Florida 33130

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 3, 2026

To the Shareholders of Lafayette Square USA, Inc.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Lafayette Square USA, Inc., a Delaware corporation (the “Company”), will be held on June 3, 2026 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The Board has fixed the close of business on April 23, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.proxyvote.com.

By Order of the Board of Directors,

Ileana Stone
Secretary

April 28, 2026

Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

LAFAYETTE SQUARE USA, INC.
175 SW 7th St, Unit 2307
Miami, Florida 33130

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 3, 2026
PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The annual meeting (the “Annual Meeting”) of shareholders of Lafayette Square USA, Inc., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on June 3, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxyvote.com.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, shareholders will be asked to:

1.	elect each of Sashi Brown and Jamila Mayfield to the Board for a three-year term, expiring at the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Who can vote at the Annual Meeting?

Only shareholders of record as of the close of business April 23, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.

How may I attend the meeting and vote?

By voting virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.proxyvote.com. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxyvote.com on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

By Proxy through the Internet. You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 2, 2026.

Does the Board recommend voting for each of the Proposals?

Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

Why does the Board recommend voting FOR Proposal 1, the election of the Director Nominees?

•
Mr. Sashi Brown has served as an independent director of the Company since March 2024. Mr. Brown has been the President of the Baltimore Ravens since 2022. Prior to joining the Ravens organization, Mr. Brown worked at Monumental Sports & Entertainment, last serving as President of Monumental Basketball and as a special advisor to the CEO, and as executive vice president of football operations for the Cleveland Browns (2013-2017) and senior vice president and general counsel for the Jacksonville Jaguars (2005-2012). Mr. Brown began his career as an attorney at the Washington, D.C.-based law firm WilmerHale. Mr. Brown earned a B.A. in mass media from Hampton University and a J.D. from Harvard Law School. Please see the “Information about the Nominees and Directors” section of this proxy statement for a more detailed biography of Mr. Brown. The Board believes Mr. Brown’s legal expertise, senior management experience, and extensive background across professional sports organizations and corporate governance provide him with the skills and valuable insight in handling complex operational and strategic issues, all of which make him well qualified to serve as a member of the Board.

•
Ms. Jamila Mayfield has served as an independent director of the Company since March 2025. Ms. Mayfield has been the Chief Regulatory Services Officer of COMPLY since December 2024. Previously, Ms. Mayfield held various positions at Ernst and Young LLP, including partner (2016-2024), and held various positions at the U.S. Securities and Exchange Commission, Division of Examinations, including Assistant Regional Director (2015-2016). Please see the “Information about the Nominees and Directors” section of this proxy statement for a more detailed biography of Ms. Mayfield. The Board believes Ms. Mayfield’s deep regulatory expertise, including her experience at the SEC and in public accounting, provide her with the skills and valuable insight in handling complex compliance, financial reporting, and governance issues, all of which make her well qualified to serve as a member of the Board.

Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm?

•
Ernst & Young LLP acted as the Company’s independent registered public accounting firm since inception through the end of its 2025 fiscal year and has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has submitted the selection of Ernst & Young LLP to shareholders for ratification as a matter of good corporate governance. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be on June 3, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on April 23, 2026, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 29,407,040 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), and how to submit proxies over the internet are first being sent to shareholders on or about April 28, 2026. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified, and (2) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Quorum Required

A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1—To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2—To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1 and Proposal 2. The adoption of each of Proposal 1 and Proposal 2 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

You also may authorize a proxy through the internet using the web address included on your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time, on June 2, 2026.

Voting at the Annual Meeting

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.proxyvote.com. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting online. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxyvote.com on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Damien Dwin and Ileana Stone (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials, solicitation of proxies and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $10,000 plus reasonable out-of-pocket expenses. In addition to soliciting proxies by mail, officers of the Corporation or officers or employees of the Adviser may solicit proxies by the Internet or by telephone.

Revocability of Proxies

A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Ileana Stone, PO Box 25250, PMB 13941, Miami, FL 33102. You can access our proxy materials online at www.proxyvote.com.

Record Date

The Board has fixed the close of business on April 23, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 29,407,040 Shares outstanding.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Delaware General Corporation Law, or greater than eleven. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of five directors who serve in the following classes: Class I (terms ending at the 2027 annual meeting of shareholders) — Damien Dwin and Levee Brooks; Class II (term ending at the 2026 annual meeting of shareholders) —Sashi Brown and Jamila Mayfield; and Class III (term ending at the 2028 annual meeting of shareholders) — Jacqueline Bradley. See below for more information regarding the composition of the Board.

Sashi Brown and Jamila Mayfield have been nominated for election by the Board to serve a three-year term until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified. The director nominees have agreed to serve as directors if re-elected and have consented to being named as nominees.

A shareholder can vote for, against or abstain from voting for each director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominees named below. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

The director nominees shall be elected by a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to Proposal 1.

Information about the Nominees and Directors

Set forth below is information, as of April 28, 2026, regarding Mr. Brown and Ms. Mayfield, who are being nominated for election as a director of the Company by the Company’s shareholders at the Annual Meeting, as well as the Company’s other current directors whose terms of office will continue after the Annual Meeting. Mr. Brown and Ms. Mayfield are not being proposed for election pursuant to any agreement or understanding between Mr. Brown and Ms. Mayfield, on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about the director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.

The Board has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. Our directors are divided into two groups - independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Nominees for Class II Director — Term Expiring 2029:

Name, Age and Address(1)	Position held with the Company	Term of Office and Length of Time Served	Other Directorships Held by Director

Sashi Brown, 49	Independent Director	Class II Director since 2024; Term expires in 2026	SportsTek Acquisition Corp.

Jamila Mayfield, 44	Independent Director	Class II Director since 2025; Term expires in 2026	None

(1)	The address for each director is c/o Lafayette Square USA, Inc., 175 SW 7th St, Unit 2307, Miami, Florida 33130.

Sashi Brown has served as an independent director of the Company since March 2024. Mr. Brown has been the President of the Baltimore Ravens since 2022. Prior to joining the Ravens organization, Mr. Brown worked at Monumental Sports & Entertainment, last serving as President of Monumental Basketball and as a special advisor to the CEO, and as executive vice president of football operations for the Cleveland Browns (2013-2017) and senior vice president and general counsel for the Jacksonville Jaguars (2005-2012). Mr. Brown began his career as an attorney at the Washington, D.C.-based law firm WilmerHale. Mr. Brown earned a B.A. in mass media from Hampton University and a J.D. from Harvard Law School.

Jamila Mayfield has served as an independent director of the Company since March 2025. Ms. Mayfield has been the Chief Regulatory Services Officer of COMPLY since December 2024. Prior to joining COMPLY, Ms. Mayfield served as Founder and Chief Executive Officer of The Jamila Mayfield Group, LLC (2024-2025) and held various positions at Ernst and Young LLP, including partner (2016-2024) and Manager of Forensic and Integrity Services (2003-2008). Ms. Mayfield also held various positions at the U.S. Securities and Exchange Commission (“SEC”), Division of Examinations including Assistant Regional Director (2015-2016), Senior Risk Strategist (2013-2015) and Senior Securities Compliance Examiner (2008-2013).

Incumbent Class I Directors — Term Expiring 2027:

Name, Address and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served	Other Directorships Held by Director

Damien Dwin, 50	Interested Director	Class I Director since 2021; Term expires in 2027	None

Levee Brooks, 44	Independent Director	Class I Director since 2023; Term expires in 2027	None

(1)	The address for each director nominee is c/o Lafayette Square USA, Inc., 175 SW 7th St, Unit 2307, Miami, Florida 33130.

Damien Dwin is the Founder and Chief Executive Officer of Lafayette Square Holding Company, LLC (“Lafayette Square”), an affiliate of the Company. He has over 20 years of experience in the middle market direct lending, mezzanine lending, leveraged finance, distressed debt, and private equity businesses. Mr. Dwin has been involved in originating, underwriting, executing, and monitoring investments in each of these businesses and oversees these activities at Lafayette Square. Previously, Mr. Dwin served as Co-Founder and Co-CEO of Brightwood Capital Advisors from its founding in 2010 to October 2020, where he oversaw the investment of approximately $8.5 billion in 373 transactions over 163 portfolio companies.

Mr. Dwin began his career as a trader with Goldman Sachs, in their New York & London offices, where he earned the Michael P. Mortara Award for Innovation. After leaving Goldman Sachs, Mr. Dwin was the Co-Founder and Head of the North American Special Opportunities business at Credit Suisse, a position he held until 2010. Mr. Dwin also served on the Vice President Selection Committee and led the Fixed Income Division Credit Training Program. He is an active thought leader on place-based investing, mass incarceration and the use of capitalism for good. He has written for the Financial Times, Entrepreneur and Inc.com.

Mr. Dwin currently serves on the Board of Trustees for Vera Institute of Justice and is a member of the board of directors of Future Standard, Freeport LNG and InspereX Holdings LLC. He also serves on the non-profit boards of Lincoln Center for the Performing Arts, Studio Museum in Harlem, National Trust for Historic Preservation and Boys’ Club of New York. He is also a Council Member of the Smithsonian National Museum of African American History and Culture.

Mr. Dwin received a B.S./B.A. from Georgetown University where he served two terms on the Board of Regents.

Levee Brooks has served as an independent director of the Company since March 2023. Mr. Brooks has been the Chief Operating Officer of Marsh & McLennan Companies, Inc. (“Marsh”), North America since 2020. Prior to joining Marsh, from 2004 to 2020, Mr. Brooks worked at Goldman Sachs, where from 2017 to 2020 he served as Managing Director and Global Head of Client Management, Fund Management and Change Management for the Consumer & Investment Management Division. Mr. Brooks serves as a member on the Board of Directors for the Cerebral Palsy Foundation, Trustee for St. Benedict’s Preparatory School, and a member of the Diversity & Inclusion Board for The Peck School. Mr. Brooks earned a B.A. from Georgetown University.

Incumbent Class III Directors — Term Expiring 2028:

Name, Age and Address(1)	Position held with the Company	Term of Office and Length of Time Served (2)	Other Directorships Held by Director

Jacqueline Bradley, 68	Independent Director	Class III Director since 2021; Term expires in 2028	Seacoast Banking Corporation of Florida; Tampa Electric Company

(1)	The address for the director is c/o Lafayette Square USA, Inc., 175 SW 7th St, Unit 2307, Miami, Florida 33130.

(2)	Directors serve for three-year terms or until their successors are duly elected and qualified.

Jacqueline Bradley has served as an independent director of the Company since March 2021. Ms. Bradley has served on the board of directors of Seacoast Banking Corporation of Florida (NASDAQ: SBCF) (“Seacoast”) since 2014, when Seacoast acquired BANKshares, Inc., where Ms. Bradley had served as a director of its subsidiary BankFIRST since 2005. She also serves on the board of directors of Tampa Electric Company, a wholly-owned subsidiary of Emera Inc. In addition, Ms. Bradley serves on the board of directors of the Boys & Girls Club of Central Florida, serving as chairperson in 2002 and 2003. Additionally, Ms. Bradley is a board member of The Studio Museum in Harlem. She also served on the finance committee for the Central Florida Expressway Authority and Orange County Tourist Development Council, and the board of directors of the Greater Orlando Aviation Authority, Florida Arts Council, and Cornell Museum of Fine Arts. Ms. Bradley last worked for seven years with SunTrust Bank in Central Florida, culminating in her last position as senior vice president leading its Private Client Group (1999-2002). Previously, she worked as vice president with Moody’s Investors Services and provided consulting services for McKinsey Management Consultants and Touché Ross. Ms. Bradley received her B.A. in Economics and Political Science from Yale College, and her M.B.A. from Columbia University Graduate School of Business with a concentration in Finance and Marketing.

Corporate Governance

Board Composition

The Company’s board of directors (the “Board”) oversees our management. Our Board currently consists of 5 members, 4 of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Our Board elects our officers, who serve at the discretion of our Board. The responsibilities of each director include the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board has also established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for a term expiring at the third succeeding annual meeting, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

 Executive Officers Who Are Not Directors

Name, Age and Address(1)	Position held with the Company	Term of Office and Length of Time Served

Seren Tahiroglu, 40	Chief Financial Officer	Until successor is elected or qualified, or until resignation or removal – Since 2021

Ileana Stone, 56	Secretary	Until successor is elected or qualified, or until resignation or removal – Since 2024

Phil Daniele, 64	Chief Risk Officer	Until successor is elected or qualified, or until resignation or removal – Since 2025

Joyce Martineau, 57	Chief Compliance Officer	Until successor is elected or qualified, or until resignation or removal – Since 2025

(1)	The address for each executive officer is c/o Lafayette Square USA, Inc., 175 SW 7th St, Unit 2307, Miami, Florida 33130.

Seren Tahiroglu has served as Chief Financial Officer of the Company since April 2021. In addition, Mr. Tahiroglu serves as Chief Financial Officer, Credit for Lafayette Square. Prior to joining Lafayette Square, he was a Senior Manager in Ernst & Young LLP’s Wealth and Asset Management audit practice. Mr. Tahiroglu holds a B.S., cum laude, in Accounting from the Connecticut State University and a Master’s, magna cum laude, in Accounting and Taxation from the University of Hartford. Mr. Tahiroglu is a licensed Certified Public Accountant in the State of New York. He is a member of the AICPA and the New York State Society of Certified Public Accountants.

Ileana Stone has served as the Secretary of the Company since August 2024. Ms. Stone has served as General Counsel of Lafayette Square since January 2021 and Chief Administrative Officer of Lafayette Square since May 2024. Prior to her role at Lafayette Square, Ms. Stone served as Associate General Counsel for Bank of America from November 2003 to December 2020. Previously, Ms. Stone worked at Katten Muchin Rosenman LLP. Ms. Stone earned a B.B.A and a Master in Professional Accounting, with a specialty in taxation from the University of Texas at Austin and a J.D. from Chicago-Kent College of Law.

Phil Daniele has served as Chief Risk Officer of the Company since September 2025. Mr. Daniele has over 37 years of experience in credit and risk management. Prior to joining Lafayette Square, Mr. Daniele served as Chief Risk Officer at Brightwood Capital, where he also served on Brightwood’s Executive and Valuation Committees. Prior to Brightwood, he was the Chief Credit Officer for the Americas at Credit Suisse. He was responsible for approving all credit extensions in the Americas portfolio, including corporates, financial institutions, hedge funds, and private clients. Previously, Mr. Daniele also served as Head of Corporate Credit Americas at Credit Suisse, which included the leveraged finance business. Mr. Daniele began his career at CIT Factoring in 1984. Mr. Daniele is a Board Member of Flames Neighborhood Youth Association (“Flames”) and has been actively involved with that nonprofit since 1979. Flames is a Brooklyn based organization primarily dedicated to the improvement of the lives of African American youth and the betterment of interracial relationships in the communities that the organization serves. Additionally, he is a Board Member of Soul of the Peruvian Andes, a nonprofit whose mission is providing healthcare and education support to the impoverished villages of the Andes Mountains in Peru. Mr. Daniele holds a B.B.A. in Accounting and an M.B.A. in Finance from Pace University.

Joyce Martineau has served as Chief Compliance Officer of the Company and its adviser, LS BDC Adviser, LLC, since March 2025.  Ms. Martineau served as Director, Compliance Officer of Lafayette Square, from January 2024 to March 2026, when she was promoted to Managing Director, a role she continues to hold. Prior to her role at Lafayette Square, Ms. Martineau previously held roles as a compliance officer at Anchorage Capital Group, Och-Ziff Capital Management Group, and Tudor Investment Corporation and a Senior Principal Consultant at ACA Compliance Group. Ms. Martineau earned a B.A. in Economics from Indiana University.

Board of Directors Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements, and the services, expenses, and performance of our service providers. Our Board approves the appointment of our adviser, LS BDC Adviser, LLC (the “Adviser”) and officers, reviews and monitors the services and activities performed by our Adviser and its affiliates and executive officers, and approves the engagement and reviews the performance of our independent public accounting firm.

Under the bylaws, our Board may designate a chair (the “Chair”) to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him/her by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that our Board determines to be in our best interests and our stockholders at such times.

Mr. Dwin serves as the Chair of our Board. We believe that Mr. Dwin’s vision for Lafayette Square as its founder and his extensive knowledge of corporate credit and fund management render him distinctly qualified to serve as the Chair of our Board.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chair of the Board, but we believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors, and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors or other members of management, for administering our compliance policies and procedures.

We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We intend to review our corporate governance structure and policies on a regular basis to ensure that they continue to meet our needs.

Board of Directors’ Role in Risk Oversight

Our Board performs its risk oversight function primarily through (i) its standing Audit Committee, which reports to the entire Board and is comprised solely of independent directors, and (ii) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting, and audits of our financial statements.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum, (a) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks; (b) any material changes to our compliance policies and procedures since the last report; (c) the operation of such policies and procedures and our service providers since the last report; and (d) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review. In addition, the Chief Compliance Officer meets regularly in executive session with the independent directors.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (a “BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness; we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Board Meetings and Attendance

Our Board met four (4) times during 2025. Each incumbent director attended all of the meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). Our Board’s standing committees are set forth below under “ — Committees of the Board of Directors.” We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of our stockholders. Two (2) current directors attended the annual meeting of our stockholders in 2025.

Committees of the Board of Directors

An Audit Committee and a Nominating and Corporate Governance Committee have been established by our Board. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation, and decisions on director compensation are based on, among other things, a review of data of comparable business development companies. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. Each of the Audit Committee and the Nominating and Corporate Governance Committee operate pursuant to a charter, each of which is available under the “Corporate Governance” section of our website at lafayettesquarebdc.com, and is also available in print to any stockholder who requests a copy.

Audit Committee

The Audit Committee is comprised of directors who are not considered “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

The members of the Audit Committee are Jacqueline Bradley, Levee Brooks, Sashi Brown and Jamila Mayfield, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Jamila Mayfield serves as Chair of the Audit Committee. Our Board has determined that Jamila Mayfield is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of directors who are not considered “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of the Board (consistent with criteria approved by our Board), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.

In considering which persons to nominate as directors for election by stockholders, the Board and the Nominating and Corporate Governance Committee consider the diversity of skills, experiences and perspectives of candidates. The Nominating and Corporate Governance Committee will review and evaluate each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications, as well as the overall size and composition of the Board, and recommend to the Board for its approval the slate of directors to be nominated for election at the annual meeting of stockholders. The Board is committed to a policy of inclusiveness and to pursuing diversity in terms of background and perspective. As such, when evaluating candidates for nomination as new directors, the Nominating and Corporate Governance Committee seeks to consider candidates with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. Further, the Nominating and Corporate Governance Committee remains committed to ensuring that any individuals evaluated for future vacancies reflect a broad mix of diverse characteristics.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders.

The members of the Nominating and Corporate Governance Committee are Jacqueline Bradley, Sashi Brown, Jamila Mayfield and Levee Brooks, each of whom is independent for purposes of the 1940 Act. Levee Brooks serves as Chairman of the Nominating and Corporate Governance Committee.

Indemnification Agreements
We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

Code of Ethics

We and our Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the joint code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics’ requirements. Our code of ethics is available on our website at lafayettesquarebdc.com.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics satisfies the requirements of Item 406(b) of Regulation S-K.

A copy of the Code of Ethics is available on the Company’s website at www.lafayettesquarebdc.com under the “Corporate Governance” section. The Company will also provide a copy of the Code of Ethics to any person, without charge, upon request directed to the Company’s Secretary at PO Box 25250, PMB 13941, Miami, FL 33102.

The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the code of ethics definition set forth in Item 406(b) of Regulation S-K, by posting such information on its website at www.lafayettesquarebdc.com. Any such posted information will remain available on the Company’s website for at least 12 months following the date of posting.

Insider Trading

The Company has adopted an insider trading policy applicable to the Company’s and the Adviser’s directors and officers and employees, which is included within the Company’s code of ethics and is filed as an exhibit to such Company’s Annual Report on Form 10-K.

Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except as follows: One Form 3 filing for Phil Daniele, the Company’s Chief Risk Officer, reporting his initial statement of beneficial ownership upon his appointment in September 2025, was not timely filed. In addition, each of Damien Dwin, Seren Tahiroglu, Ileana Stone, and Phil Daniele filed one late Form 4 reporting one transaction each with a transaction date of September 29, 2025, and each of Damien Dwin and Phil Daniele filed one late Form 4 reporting one transaction each with a transaction date of October 23, 2025.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

None of our executive officers receives direct compensation from us. Any compensation paid for services relating to our financial reporting and compliance functions will be paid by our administrator, LS Administration, LLC (the “Administrator”), subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Compensation of Directors

The following table sets forth compensation of the Company’s independent directors, for the year ended December 31, 2025:

Name of Director	Fee Earned(1)	Total Compensation

Jacqueline Bradley (2)	$104,329	$104,329

Sashi Brown	$100,000	$100,000

Levee Brooks	$100,000	$100,000

Jamila Mayfield(3)	$94,027	$94,027

(1)	Director fees are paid in the form of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment.

(2)	Jacqueline Bradley stepped down as chair of the Audit Committee in March 2025.

(3)	Jamila Mayfield was appointed as a director and chair of the Audit Committee in March 2025.

Our independent directors receive an annual fee of $100,000 (prorated for any partial year). In addition, the chair of the Audit Committee receives an additional annual fee of $20,000 (prorated for any partial year). We are also authorized to pay the reasonable out-of-pocket expenses for each independent director incurred in connection with the fulfillment of his or her duties as independent directors (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular meeting of the Board).

We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of independent directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain ownership information with respect to shares of our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding shares of Common Stock and all officers and directors, as a group as of April 23, 2026.

	Percentage of Common Stock outstanding

Name and address of beneficial owner	Nature of beneficial ownership	Shares owned	Percentage

Caisse de depot et placement du Quebec(1)	Record	6,789,418.3	23.09%

The Regents of the University of California as a Trustee for the University of California Retirement Plan(2)	Record	6,189,797.0	21.05%

Employee’s Retirement System of the State of Hawaii(3)	Record	5,396,960.4	18.35%

Sequoia Holdings, LLC(4)	Record	1,430,699.5	4.87%

Damien Dwin	Record	83,771.0	0.28%

Jacqueline Bradley	Record	23,619.0	0.08%

Jamila Mayfield	Record	6,361.8	0.02%

Levee Brooks	Record	20,671.1	0.07%

Sashi Brown	Record	11,486.7	0.04%

Seren Tahiroglu	Record	4,011.1	0.01%

Ileana Stone	Record	4,152.6	0.01%

Phil Daniele	Record	41,885.5	0.14%

Joyce Martineau	Record	—	—

All directors and officers as a group (9 persons) (5)	Record	195,940.8	0.65%

*	Represents less than 1% of the outstanding shares.

(1)	The address for Caisse de depot et placement du Quebec is 1000, place Jean-Paul-Riopelle, Montréal, Québec, H2Z 2B3.

(2)	The address for The Regents of the University of California as a Trustee for the University of California Retirement Plan is 1111 Franklin St, Fl 6, Oakland, CA 94607.

(3)	The address for Employee’s Retirement System of the State of Hawaii is 201 Merchant Street, Suite 1400, Honolulu, HI 96813.

(4)
The address for Sequoia Holdings, LLC is 250 University Avenue, Suite 300, Palo Alto, CA 94301. The securities are held by Sequoia Holdings, LLC (“Sequoia”). Jeffrey S. Skoll is the indirect sole member of Sequoia and has sole voting and investment power over the securities held by Sequoia. Mr. Skoll disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)	The address for each of our directors and officers is c/o Lafayette Square USA, Inc., 175 SW 7th Street, Unit 2307, Miami, FL 33130.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Lafayette Square, the Adviser, and their affiliates engage in a broad range of activities, including investment activities for their own accounts and for the account of other investment funds or accounts, including the other funds, programs, accounts, or businesses (collectively the “Affiliated Investment Accounts”). In the ordinary course of conducting its activities, the interests of the Company may conflict with the interests of Lafayette Square, the Adviser or their affiliates, or other funds advised by Lafayette Square, the Adviser or their affiliates. We can offer no assurance such conflicts will ultimately be resolved in favor of the Company.

Co-Investment Transactions

We have applied for and received an exemptive order from the SEC that permits us to co-invest with certain other persons, including certain Affiliated Investment Accounts managed and controlled by the Adviser. Subject to the 1940 Act and the conditions of any such co-investment order issued by the SEC, the Company may, under certain circumstances, co-invest with certain Affiliated Investment Accounts in investments that are suitable for the Company and one or more of such Affiliated Investment Account. Even though the Company and any such Affiliated Investment Account co-invest in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment opportunities that generally fall within our investment objective and other board-established criteria and those of one or more Affiliated Investment Accounts advised by the Adviser, whether focused on a debt strategy or otherwise, the Adviser will allocate such opportunities among us and such Affiliated Investment Accounts in a manner consistent with the exemptive order and our Adviser’s allocation policies and procedures.

With respect to co-investment transactions conducted under our exemptive order, initial internal allocations among us and other investment funds affiliated with our Adviser will generally be made, taking into account the allocation considerations set forth in the Adviser’s allocation policies and procedures as described above. If we invest in a transaction under a co-investment exemptive order and, immediately before the submission of the order for us and all other funds, accounts, or other similar arrangements advised by Lafayette Square and its affiliates, the opportunity is oversubscribed, it will generally be allocated on a pro-rata basis based on available capital. Our Board regularly reviews the allocation policies and procedures of the Adviser.

To the extent consistent with applicable law and exemptive relief issued to the Company, in addition to such co- investments, the Company and Lafayette Square or an Affiliated Investment Account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Company holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by Lafayette Square or an Affiliated Investment Account, the Adviser and Lafayette Square may be presented with decisions when the interests of the two co-investors are in conflict. If the portfolio company in which the Company has an equity or debt investment and in which Lafayette Square or an Affiliated Investment Account has an equity or debt investment elsewhere in the portfolio company’s capital structure, becomes distressed or defaults on its obligations under the private credit investment, Lafayette Square may have conflicting loyalties between its duties to its shareholders, the Affiliated Investment Account, the Company, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for Lafayette Square or such Affiliated Investment Account that are adverse to the Company, or actions may or may not be taken by the Company due to Lafayette Square’s or such Affiliated Investment Account’s investment, which action or failure to act may be adverse to the Company. In addition, it is possible that in a bankruptcy proceeding, the Company’s interest may be adversely affected by virtue of Lafayette Square’s or such Affiliated Investment Account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy and the terms of any work-out or restructuring, raise conflicts of interest. In those circumstances where the Company and Lafayette Square or such Affiliated Investment Accounts hold investments in different classes of a company’s debt or equity, Lafayette Square may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Company and Lafayette Square or such Affiliated Investment Accounts, including causing the Company to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking action designed to reduce adversity.

Co-Investment by the Company

The Company will generally co-invest together with other private funds advised by the Adviser and/or a broker-dealer affiliated with the Adviser in each portfolio company, and exit or dispose of each such investment, at the same time and on the same terms, except to the extent necessary and permitted by applicable law and/or the terms of any applicable exemptive relief, or to address regulatory, tax, legal or other considerations. Conflicts of interest may arise in connection with decisions made by the Adviser, including in respect of the nature or structuring of investments that may be more beneficial for one fund or account than for the Company.

Broken Deal and Other Expenses

The appropriate allocation of fees and expenses generated in connection with potential portfolio investments that are not consummated with an investment of the Company’s assets, including without limitation, out-of-pocket fees associated with attorney fees and the fees of other professionals, will be determined based on the policies adopted by the Adviser and the Company is expected to bear its ratable share of such expenses.

Investments in Portfolio Investments of Other Funds

To the extent permitted by applicable law and/or the terms of any applicable exemptive relief, when the Company invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which the Company has made an investment. Under such circumstances, the Company and such other funds may have conflicts of interest (e.g., over the terms, exit strategies, and related matters, including the exercise of remedies of their respective investments). If the interests held by the Company are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Company.

Allocation of Expenses

Expenses may be incurred that are attributable to the Company and one or more other Affiliated Investment Accounts (including in connection with portfolio companies in which the Company and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the  Company, and any such other Affiliated Investment Accounts on a pro-rata basis or in such other manner as may be required or permitted by applicable law and with the Adviser’s Allocation Policy. Such expense allocations will be reviewed periodically by the Board.

Shareholder Due Diligence Information

Due in part to the fact that potential shareholders in the Company (including any potential purchaser of an interest in a secondary transaction) may ask different questions and request different information, the Company and the Adviser and its affiliates may provide certain information to one or more prospective shareholders that it does not provide to all of the prospective or current shareholders of the Company. In addition, certain shareholders in the Company could be strategic shareholders directly or indirectly into the Adviser, which may result in such shareholders receiving additional due diligence information regarding the Adviser that may not be provided to potential shareholders in the Company only.

Placement Agents and Solicitors

Adviser personnel and independent contractors involved in marketing the Company are acting for the Company and its affiliates and not acting as investment, tax, financial, legal, or accounting advisors to potential shareholders in connection with the marketing of the Company. Potential shareholders must independently evaluate the offering and make their own investment decisions. The Adviser has, and may in the future, enter into arrangements with third-party placement agents to solicit stockholders. Any placement agents hired by the Adviser to solicit stockholders on behalf of the Company would be subject to a conflict of interest because they will be compensated by the Adviser or the Company in connection with their solicitation activities. Placement agents or other financial intermediaries may also receive other compensation, including placement fees with respect to the acquisition of shares of Common Stock. Such agents or intermediaries may have an incentive in promoting the acquisition of shares of Common Stock in preference to products with respect to which they receive a smaller fee.

Loan Syndication Activities

Lafayette Square or its affiliates may administer and syndicate senior and other loans to corporate and other issuers. Fees earned by Lafayette Square or its affiliates as an administrative agent will not be shared with the Company, except as may be required by applicable law or guidance.

Other Conflicts

The Adviser may, in its discretion, cause the Company to have ongoing business dealings, arrangements, or agreements with persons who are former employees or executives of the Lafayette Square, the Adviser or their affiliates. The Company bears, directly or indirectly, the costs of such engagements, arrangements, or agreements. In such circumstances, there may be a conflict of interest between the Adviser and the Company in determining whether to engage in or to continue such engagements, including the possibility that the Adviser may favor such engagement even if a better price and/or quality of service could be obtained from another person.

Lafayette Square, the Adviser, their affiliates, and the Company will often engage common legal counsel and other advisers in a particular transaction, including transactions in which there may be conflicts of interest. Members of the law firms engaged to represent the Company may be shareholders in a Company or a related fund and may also represent one or more portfolio companies or shareholders in the Company or a related fund.

In the event of a significant dispute or divergence of interest between the Company and Lafayette Square, the Adviser and/ or their affiliates, the parties may engage separate counsel in the sole discretion of Lafayette Square. Moreover, in litigation and certain other circumstances, separate representation may be required. Additionally, Lafayette Square, the Adviser, their affiliates, and the Company and the portfolio companies may engage other common service providers. In such circumstances, there may be a conflict of interest between Lafayette Square and the Adviser, on the one hand, and the Company and portfolio companies, on the other hand, in determining whether to engage such service providers, including the possibility that Lafayette Square or the Adviser may favor the engagement or continued engagement of such persons if it receives a benefit from such service providers, such as lower fees, that it would not receive absent the engagement of such service provider by the Company and/or the portfolio companies.

Certain Related Transactions

We have entered into the Investment Advisory Agreement with our Adviser which is a wholly-owned subsidiary of Lafayette Square. We have also entered into the Administration Agreement with our Administrator, which is a wholly- owned subsidiary of Lafayette Square. We have agreed to reimburse our Adviser for the third party costs it incurs on our behalf in connection with our formation and the initial closing of the private offering of our shares of our Common Stock. Members of our senior management may serve as principals of other investment managers affiliated with our Adviser and Administrator that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to ours.

Our Adviser has entered into a staffing agreement with entities affiliated with Lafayette Square, pursuant to which such Lafayette Square affiliates agree to provide our Adviser with access to investment professionals that comprise the investment team. Our Administrator has entered into staffing agreements with affiliates of Lafayette Square pursuant to which such Lafayette Square affiliates agree to provide our Administrator with access to certain legal, operations, financial, compliance, accounting, internal audit (in their role of performing our Sarbanes-Oxley Act internal control assessment), clerical and administrative personnel. Pursuant to these staffing agreements, our Administrator has agreed to reimburse the Lafayette Square affiliates for their allocable portion of the costs of the compensation paid to our Chief Financial Officer and Chief Compliance Officer, and their respective staffs.

We have entered into the Investment Advisory Agreement with our Adviser and pay it a base management fee as well as an incentive fee based on performance. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our Adviser to invest in certain types of securities that may have a high degree of risk. We will rely on investment professionals from our Adviser to value our portfolio investments. Our Adviser’s base management fee and incentive fee will be based on the value of our investments, and there may be a conflict of interest when personnel of our Adviser determine periodic fair values for our portfolio investments. For the fiscal year ended December 31, 2025, the Adviser earned a base management fee of $6,617,000. For the fiscal year ended December 31, 2025, the Adviser earned an incentive fee of $6,259,000.

We have entered into an Administration Agreement with our Administrator and reimburse it for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer. For the year ended December 31, 2025, the Administrator incurred $1,800,000 in fees under the Administrative Agreement, which are included in administrative service fee in the Consolidated Statements of Operations included in the Company’s Annual Report. As of December 31, 2025, $0 was unpaid.

License Agreement

We have entered into a license agreement with Lafayette Square under which Lafayette Square has agreed to grant us a non-exclusive, royalty-free license to use the name “Lafayette Square” for specified purposes in our business. Under the license agreement, we have a right to use the “Lafayette Square” name, subject to certain conditions, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Lafayette Square” name.

Director Independence

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist our Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Damien Dwin, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chair of the Board, the Chair of the Nominating and Corporate Governance Committee and our corporate secretary of any change in circumstance that may cause his or her status as an independent director to change. Our Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

Material Non-Public Information

The Company’s senior management, members of the Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the period from inception (February 19, 2021) through December 31, 2025. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

The Audit Committee of the independent directors of the Board have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to ratification or rejection by the stockholders of the Company.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

The following table displays fees for professional services by Ernst & Young LLP for the year ended December 31, 2025:

	For the year ended December 31, 2025	For the year ended December 31, 2024(1)
Audit Fees(2)	$501,000	$440,000
Audit Related Fees(3)	$65,000	$71,000
Tax Fees(4)	—	—
All Other Fees(5)	—	—
Total	$566,000	$511,000

(1)
The fiscal year 2024 fees presented in the table above differ from the amounts previously disclosed in the Company’s 2025 Proxy Statement. The previously disclosed 2024 Tax Fees of $136,100 have been revised to $0 to reflect that such amounts related solely to services rendered to affiliated entities and were not fees billed to the Company. Additionally, Audit-Related Fees of $71,000, representing fees for sustainability assurance services, have been included in the 2024 column as such fees were inadvertently omitted from the prior disclosure. These revisions are made to more accurately present the fees billed to the Company.

(2)
Audit fees include fees for professional services that generally only the independent accountant can provide. In addition to fees, including out-of-pocket expenses, for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

(3)
Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(4)	Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(5)	Fees for other services would include fees for products and services other than the services reported above.

For the fiscal year ended December 31, 2025, no persons other than full-time, permanent employees of Ernst & Young LLP expended greater than 50% of the total hours expended by Ernst & Young LLP’s on its engagement to audit the Company’s financial statements.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Any requests for audit, audit- related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. All of the services described in the table above, which displays the professional services provided by Ernst & Young LLP for the year ended December 31, 2025, were pre-approved by the Audit Committee pursuant to its pre-approval policy. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2025, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Audit Committee Members:

Jamila Mayfield, Chairperson
Jacqueline Bradley
Levee Brooks
Sashi Brown

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2026.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 23, 2025. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary, Lafayette Square USA, Inc., PO Box 25250, PMB 13941, Miami, FL 33102.

Shareholder proposals or director nominations to be presented at the 2026 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than January 21, 2026, the 90th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than February 21, 2026, the 60th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not later than the close of business on the later of (A) the ninetieth (90th) day prior to the current year’s annual meeting and (B) the tenth (10th) day following the day on which notice of the date of the current year’s annual meeting was mailed or public disclosure of the date of the current year’s annual meeting was made, whichever mailing or disclosure first occurs.

HOUSEHOLDING

Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Investor Relations by email at ir@lafayettesquare.com or by mail to Lafayette Square USA, Inc., PO Box 25250, PMB 13941, Miami, FL 33102 or by calling +1(786) 598 2348.

AVAILABLE INFORMATION

Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.lafayettesquarebdc.com) or without charge, upon request. Please contact Investor Relations by email at ir@lafayettesquare.com or mail your request to Lafayette Square USA, Inc., PO Box 25250, PMB 13941, Miami, FL 33102.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V95437-P52034  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  LAFAYETTE SQUARE USA, INC.  The Board of Directors recommends you vote FOR the following proposals:  1. To elect each of Sashi Brown and Jamila Mayfield to the  board of directors of Lafayette Square USA, Inc. (the  "Company") for three-year terms, to serve until the 2029  annual meeting of stockholders and until their successors  are duly elected and qualified.  Nominees:  For  Against  Abstain  1a. Sashi Brown  !  !  !  1b. Jamila Mayfield  !  !  !  For Against Abstain  ! ! !  SCAN TO  VIEW MATERIALS & VOTE    LAFAYETTE SQUARE USA, INC. PO BOX 25250, PMB 13941  MIAMI, FLORIDA 33102-5250  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/LAFSQ2026  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 V95438-P52034  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.  Lafayette Square USA, Inc.  Annual Meeting of Stockholders June 3, 2026 10:00 AM  This proxy is solicited by the Board of Directors  The undersigned hereby appoints Damien Dwin and Ileana Stone, or any one of them, as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 3, 2026 beginning at 10:00 AM, EDT, and at any adjournments or postponements thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side